UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): August 8, 2007


                          GULF ISLAND FABRICATION, INC.
             (Exact name of registrant as specified in its charter)


         Louisiana                    0-22303                    72-1147390
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)


                                583 Thompson Road
                             Houma, Louisiana 70363
               (Address of principal executive offices)(Zip Code)


                                 (985) 872-2100
              (Registrant's telephone number, including area code)


                                 Not applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events.

     On August 8, 2007, Gulf Island Fabrication, Inc. issued a press release announcing that Johannes Ikdal has been elected by the Board of Directors of Gulf Island Fabrication, Inc. as the President of G. M. Fabricators, L. P. d/b/a Gulf Marine Fabricators, the Company's South Texas facility. A copy of the press release is attached as Exhibit 99.2.


Item 9.01 Financial Statements and Exhibits.

     (c)  Exhibits

               The following exhibit is filed herewith:

               Exhibit No.            Description
               99.2                   Press Release dated August 8, 2007



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                GULF ISLAND FABRICATION, INC.


                                                By: /s/ Joseph P. Gallagher, III
                                                    ----------------------------
                                                       Joseph P. Gallagher, III
                                                       Vice President - Finance,
                                                        Chief Financial Officer
                                                             and Treasurer
                                                    (Principal Financial Officer
                                                    and Duly Authorized Officer)

Dated: August 8, 2007